Exhibit 10.2
AMENDMENT, CONSENT AND WAIVER
     This AMENDMENT, CONSENT AND WAIVER (this “Agreement”) is made and entered into as of the ___ day of                     , 2007 by and among the individuals and entities who or which are signatories hereto.
     WHEREAS, CanArgo Energy Corporation, a Delaware corporation (“CanArgo”), and certain persons (the “Subordinated Noteholders”) have entered into a Note and Warrant Purchase Agreement dated March 3, 2006 as amended (the “Note Purchase Agreement”), pursuant to which CanArgo issued $13,000,000 in aggregate principal amount of senior subordinated convertible guaranteed promissory notes due September 1, 2009 and whereas on June 13, 2007 the individuals and entities who or which are signatories hereto (other than Ingalls & Snyder LLC) entered into an amendment, consent and waiver in terms of which the Subordinated Noteholders agreed that certain interest payments due to the Subordinated Noteholders as of June 30, 2007 would instead be satisfied by way of the issue by CanArgo of a further $400,000 of the aforesaid senior subordinated convertible guaranteed promissory notes (all such outstanding notes together the “Subordinated Notes”, it being noted that $5m of such Subordinated Notes were in June 2007 converted into shares in Tethys Petroleum Limited (“Tethys”) and accordingly that the aggregate principal amount of Subordinated Notes outstanding is currently $8,400,000); and
     WHEREAS, CanArgo and certain persons (the “Senior Noteholders”) entered into a Note Purchase Agreement dated July 25, 2005 as amended, pursuant to which CanArgo issued $25,000,000 in aggregate principal amount of senior secured promissory notes due July 25, 2009 and whereas $10,000,000 of such notes were in June 2007 converted into/exchanged for shares in Tethys and whereas on June 13, 2007 the Senior Noteholders entered into an amendment, consent and waiver in terms of which the Senior Noteholders agreed that certain interest payments due on their notes as of June 30, 2007 would instead be satisfied by way of the issue by CanArgo of a further $1,125,000 of the aforesaid senior secured promissory notes (any such senior secured promissory notes the “Senior Notes”); and
     WHEREAS CanArgo Limited, a wholly owned subsidiary of CanArgo, has recently sold 8 million ordinary shares in the share capital of Tethys; and
     WHEREAS, on or about August 3, 2007 CanArgo (with the consent of CanArgo Limited) remitted (or procured the remittance of) the sum of $20,840,396.49 to Ingalls & Snyder LLC (the “Escrow Agent”), such sum to be held in an escrow account (the “Escrow Account”) and released from the Escrow Account pursuant to an escrow agreement (the “Escrow Agreement”) dated as of August 3, 2007 among CanArgo, CanArgo Limited and the Escrow Agent; and
     WHEREAS, there has subsequently been released from the Escrow Account (in accordance with the terms of the Escrow Agreement) and paid over by the Escrow Agent to the Senior Noteholders the amount necessary to fully repay all amounts outstanding on the Senior Notes and accordingly no Senior Notes remain outstanding; and
     WHEREAS, it has been agreed that the balance standing to the credit of the Escrow Account as at the relevant repayment date shall be used to repay part of the outstanding Subordinated Notes; and

     WHEREAS, the Subordinated Noteholders have agreed to waive (in respect only of those Subordinated Notes to be repaid pursuant to this Agreement) the notice period which CanArgo would otherwise be required to give the Subordinated Noteholders on early repayment of those Subordinated Notes to be repaid pursuant to this Agreement; and
     WHEREAS, the aggregate principal amount of the Subordinated Notes to be repaid pursuant to this Agreement shall be calculated in accordance with this Agreement (such amount of Subordinated Notes the “Repayment Subordinated Notes”); and
     WHEREAS the Subordinated Noteholders have agreed that, notwithstanding the date of this Agreement, interest on the Repayment Subordinated Notes (but not the remaining Subordinated Notes) will cease to accrue as of (but including) August 14, 2007 (the “Interest Cessation Date”); and
     WHEREAS by waiving the notice period which CanArgo would otherwise be required to give the Subordinated Noteholders of an early repayment of the Repayment Subordinated Notes and by agreeing to a variation of the interest provisions attaching to the Repayment Subordinated Notes the Subordinated Noteholders are effectively giving up (a) certain rights to convert their Repayment Subordinated Notes into common stock of CanArgo as an alternative to accepting repayment of the Repayment Subordinated Notes and (b) the right to receive interest on the Repayment Subordinated Notes in respect of the period between, on the one hand, the date on which CanArgo would otherwise have served notice of early repayment and, on the other hand, the date on which actual repayment (or conversion) of the Repayment Subordinated Notes would otherwise have taken place; and
     WHEREAS in order to compensate the Subordinated Noteholders for giving up the aforesaid rights, CanArgo has agreed to issue to the Subordinated Noteholders warrants to purchase certain shares at an exercise price of $1.00 per share, subject to adjustment, of CanArgo’s common stock, par value $0.10 per share, expiring at close of business on November 13, 2007 (the “Warrants”), the aggregate number of all such Warrants being calculated in accordance with this Agreement; and
     WHEREAS accordingly CanArgo and the Subordinated Noteholders wish to amend the Note Purchase Agreement and the Repayment Subordinated Notes to give effect to the foregoing.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Definitions. Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the Note Purchase Agreement.
     2. Amendment Consent and Waiver. Notwithstanding the provisions of any Loan Document to the contrary provided, in accordance with Section 19 of the Note Purchase Agreement, the Subordinated Noteholders hereby irrevocably and unconditionally agree to the amendment of the Note Purchase Agreement and the Repayment Subordinated Notes (but not the remaining Subordinated Notes) and consent to, and waive any rights they may have under the Note Purchase Agreement or any other Loan Documents as follows:

(a)	Notwithstanding any other provision to the contrary in the Note Purchase Agreement or the Loan Documents, the Subordinated Noteholders agree to waive the right to receive notice from CanArgo of the optional prepayment by CanArgo of the Repayment Subordinated Notes. Instead, repayment of the Repayment Subordinated Notes shall be effected by the release from the Escrow Account of an amount sufficient to repay all amounts outstanding on the Repayment Subordinated Notes as at (but including) the Interest Cessation Date. In respect of the Repayment Subordinated Notes (but not the remaining Subordinated Notes) Section 10 of the Note Purchase Agreement (and in particular Section 10.1 thereof) shall be deemed amended accordingly.

(b)	Notwithstanding any other provision to the contrary in the Note Purchase Agreement or the Loan Documents the Subordinated Noteholders agree that the Repayment Subordinated Notes (but not the remaining Subordinated Notes) shall cease to bear interest with effect from (but including) the Interest Cessation Date.

(c)	The interest provisions in the Repayment Subordinated Notes (but not the remaining Subordinated Notes) shall accordingly be deemed to be varied in a manner consistent with the foregoing.

(d)	The amount of the Repayment Subordinated Notes (i.e. the aggregate principal amount of all Subordinated Notes to be repaid pursuant to this Agreement) shall be an amount “B” where “B” shall be calculated in accordance with the following formula where
A = the total amount (including accumulated interest or other investment income) standing to the credit of the Escrow Account as at the date on which such amount is uplifted from the Escrow Account in order to effect repayment of the Repayment Subordinated Notes;
B = the aggregate principal amount of the Repayment Subordinated Notes;
C = the amount of interest accrued on the Repayment Subordinated Notes up to and including the Interest Cessation Date; and
D = 105%, being the Redemption Price (as defined in Section 10.5 of the Note Purchase Agreement) as at the Interest Cessation Date.
(e)	Accordingly, Section 10 of the Note Purchase Agreement (and, in particular Section 10.3 thereof) shall be deemed amended to the effect that the amount which each Subordinated Noteholder shall be entitled to receive on the repayment of his Repayment Subordinated Notes shall be an amount “X” where X shall be calculated in accordance with the following formula:
where:
A = the amount “A” referred to in Section 2(d) above;
Y = the aggregate principal amount of all Subordinated Notes held by the relevant Subordinated Noteholder; and
Z = the aggregate principal amount of all Subordinated Notes outstanding at the date of repayment (i.e. currently $8,400,000).
(f)	In consideration for the Subordinated Noteholders agreeing to enter into this Agreement CanArgo agrees to issue the Warrants to the Subordinated Noteholders. The aggregate number of Warrants to be issued to the Subordinated Noteholders shall equal the number of Repayment Subordinated Notes (in other words, and by way of an example for illustrative purposes only, if the aggregate principal amount of Repayment Subordinated Notes is, say, $3,500,000, the aggregate number of Warrants will be 3,500,000). The Warrants shall be issued to and allocated amongst the Subordinated Noteholders such that the number of the Warrants to which each Subordinated Noteholder shall be entitled shall be the number which is the sum of:
where:
W = the aggregate number of all Warrants to be issued to the Subordinated Noteholders;
Y = the amount “Y” referred to in Section 2(e) above;
Z = the amount “Y” referred to in Section 2(e) above.
The Warrants will be substantially in the form set out in the Exhibit to this Agreement, with such changes thereto, if any, as may be approved by the Subordinated Noteholders and CanArgo.
     3. Appointment of Ingalls & Snyder LLC. The parties acknowledge and agree that Ingalls & Snyder LLC is hereby appointed on behalf of the Subordinated Noteholders to disburse to the Subordinated Noteholders the funds released from the Escrow Account to repay the Repayment Subordinated Notes. Ingalls & Snyder LLC hereby accepts such appointment.

     4. Effect on Loan Documents. This Agreement and the amendments set forth herein are limited to the specific purpose for which it is entered into and, except as specifically set forth above, (a) shall not be construed as a consent, waiver, amendment or other modification with respect to any other term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.
     5. Miscellaneous.
          (a) Successors and Assigns; Headings; Choice of Law, etc. This Agreement shall be binding on and shall inure to the benefit of CanArgo, the Subordinated Noteholders and Ingalls & Snyder LLC and their respective successors and assigns, heirs and legal representatives; provided that CanArgo may not assign its rights hereunder without the prior written consent of the Required Holders. The headings in this Agreement have been inserted for convenience purposes only and shall not be used in the interpretation or enforcement of this Agreement. The Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, United States of America, applicable to contracts made in and to be performed in such State. There shall be no third party beneficiaries of any of the terms and provisions of this Agreement.
          (b) Entire Agreement; Amendments. This Agreement, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other prior understandings, oral or written, with respect to the subject matter hereof and may not be amended, or any provision thereof waived, except by an instrument in writing signed by the parties hereto.
          (c) Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          (d) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be equally effective as the delivery of a manually executed counterpart of this Agreement.
     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their representatives, thereunto duly authorized, as of the day and year first above written.

By:
Name:
Title:

CANARGO ENERGY CORPORATION

SUBORDINATED NOTEHOLDERS:

THOMAS L. GIPSON

ROBERT L. GIPSON

PENRITH LTD.

By:
Name:
Title:

INGALLS & SNYDER LLC

By:
Name:
Title:

CANARGO LIMITED

By:
Name:
Title:

CANARGO LTD.

By:
Name:
Title:

CANARGO NORIO LIMITED

By:
Name:
Title:

CANARGO (NAZVREVI) LIMITED

By:
Name:
Title:

NINOTSMINDA OIL COMPANY LIMITED

By:
Name:
Title:

EXHIBIT
FORM OF WARRANT
THE WARRANTS REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “WARRANT SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS. THE WARRANT SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.
CANARGO ENERGY CORPORATION
Incorporated Under the Laws of the State of Delaware

No. [•]	[•] common Stock Purchase Warrants
CERTIFICATE FOR COMMON STOCK
PURCHASE WARRANTS
1. Warrant, This Warrant Certificate certifies that [•]                                          or registered assigns (the “Registered Holder”), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock, $0.10 par value (a “Share”), of CanArgo Energy Corporation, a Delaware corporation (the “Company”), from the Company at a purchase price of $1.00 (the “Exercise Price”) at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.
     Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.
     This Warrant is one of several warrants in substantially identical form issued pursuant to the provisions of that certain Amendment, Consent and Waiver dated [•], 2007 by and among the Company, Thomas L. Gipson, Robert L. Gipson, Penrith Limited, Ingalls & Snyder LLC, CanArgo Limited, CanArgo Ltd., CanArgo Norio Limited, CanArgo (Nazrevi) Limited and Ninotsminda Oil Company Limited (the “Amendment, Consent and Waiver”). Any capitalized terms not otherwise expressly defined herein shall have the meaning ascribed thereto in the Amendment, Consent and Waiver.
2. Restrictive Legends. Each Warrant Certificate shall bear legends substantially in the form of the legends that appear at the beginning of this Warrant Certificate. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the “Act”), shall bear a legend in substantially the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE“ACT”) OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND SUCH APPLICABLE LAWS OF OTHER JURISDICTIONS. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.”
Each such certificate representing Shares may also bear such legend relating to the issuance of such Shares pursuant to any applicable securities laws as counsel for the Company shall reasonably deem appropriate.
3. Exercise. Subject to the terms hereof: the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part at any time during the period (the “Exercise Period”) commencing on August 15, 2007 as contemplated by the Amendment, Consent and Waiver and terminating at the close of business on November 13, 2007 (the “Expiration Date”). The Exercise Period may also be extended by the Company’s Board of Directors.
     A Warrant shall be deemed to have been exercised in immediately prior to the close of business on the date (the “Exercise Date”) of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.
     The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants (“Warrant Shares”) shall be treated for all purposes as the holder of such Warrant

Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or script or cash with respect thereto, but, if Company elects not to issue a fractional share, the Company will pay a cash adjustment in respect of any fraction of a Warrant Share which would otherwise be issuable in an amount equal to the same fraction of the amount by which the market price of a Share on the date of exercise exceeds the Exercise Price, such market price to be determined in good faith by the Board of Directors of the Company. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.
     Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.
     The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.
4. Net Issue Conversion. Notwithstanding anything in this Warrant to the contrary, the Registered Holder hereof may, subject to the prior concurrence of the Company, in lieu of exercising this Warrant in the manner provided above in Section 3, elect to convert this Warrant into Warrant Shares equal in number to the value of the exercised Warrants by so indicating on the Form of Election to Purchase attached hereto, in which event the Registered Holder shall receive a number of Warrant Shares equal to following shall occur.
[(X multiplied by (Y minus Z)] divided by Y;
where:
X = Number of Warrants Converted
Y = Fair Market Value of one share of Common Stock
Z = Exercise Price
For purposes of the above, “Fair Market Value” shall equal the closing price for the Company’s Common Stock on the Exercise Date, as reported on the AMEX or, if the Common Stock is not then listed for trading on the AMEX, then the dollar equivalent of such closing price as reported on the Oslo Stock Exchange on the Exercise Date.
5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

     The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrants and Warrant Shares on exercise of the Warrants. In the event the Warrants or Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.
6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable foreign and United States federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefore the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.
     The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form and substance satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.
     All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly cancelled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.
7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and cancelled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other reasonable regulations as the Company may prescribe.
8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant or to be delivered upon the redemption of Warrants hereunder shall be subject to adjustment from time to time upon the happening of certain events (“Adjustment Event”), as follows:

     (a) If the Company shall, at any time prior to the complete exercise of the Warrants evidenced hereby, declare or pay to the holders of its outstanding Shares, a dividend payable in any kind of shares of stock or other securities of the Company, or in property, or otherwise than in cash, the Registered Holder upon thereafter exercising the Warrants evidenced hereby as herein provided shall be entitled to receive for the Exercise Price, in addition to one Warrant Share, such additional share or shares of stock or scrip representing fractions of a share or other securities or property as the Registered Holder would have received in the form of such dividend if he had been the holder of record of such Warrant Share on the record date for the determination of common stockholders entitled to receive such dividend.
     (b) If the Company shall, while any Warrants evidenced hereby remain in force, effect a recapitalization of such character that the Shares covered hereby shall be changed into or become exchangeable for a larger or smaller number of shares, then thereafter, the number of Shares which the Registered Holder shall be entitled to purchase hereunder, shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such recapitalization, and the Exercise Price (per Share) shall in the case of an increase in the number of Shares be proportionately reduced, and in the case of a decrease in the number of shares be proportionately increased.
     (c) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Registered Holder exercised the Warrant immediately prior to such event.
     (d) In case the Company shall at any time prior to the exercise of a Warrant evidenced hereby make any distribution of its assets to holders of its Shares by way of a liquidating or partial liquidating dividend or by way of a return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of its incorporation, then the Registered Holder upon thereafter exercising such Warrant as herein provided after the date of record for the determination of those holders of Shares entitled to such distribution of assets, shall be entitled to receive for the Exercise Price, in addition to a Warrant Share, the amount of such assets (or at the option of the Company, a sum equal to the value thereof at the time of such distribution to holders of Shares as such value is determined by the Board of Directors of the Company in good faith) which would have been payable to the Registered Holder had he been the holder of record of such Warrant Share receivable upon exercise of such Warrant on the record date for the determination of those entitled to such distribution.

     The Company shall mail to the holder of this Certificate at least twenty (20) days prior to any Adjustment Event a notice specifying the date on which any such Adjustment Event is to occur together with a description thereof.
     In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.
9. Reduction in Exercise Price .
     The Company’s Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company’s Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price. Notwithstanding the foregoing, in no event shall the number of Shares issuable to the holders of the Warrants pursuant to this Section 9 cause the holders of the Warrants collectively to own in excess of 19.9% of the outstanding Common Stock of the Company as at the date of the Amendment, Consent and Waiver unless the Company has obtained the prior approval of its stockholders as required by Section 713 of the AMEX Company Guide as in effect from time to time, provided, however, that the Company shall use commercially reasonable efforts to diligently seek to obtain such approval of its stockholders.
10. Notices. All notices, demands, elections, requests and communications provided for hereunder shall be in writing and sent
     (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
     (b) by registered or certified mail with return receipt requested (postage prepaid), or
     (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
          (i) if to the Registered Holder or its nominee, to the Registered Holder or its nominee at the address of the Registered Holder as set forth on the books maintained by the Company, or at such other address as such Registered Holder or nominee shall have specified to the Company in writing,
          (ii) if to the Company, to the Company at its principal executive office to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Warrant in writing.
     Notices under this Section 10 will be deemed given only when actually received.
11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, where the Company maintains its registered offices. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ___ day of ___, 2007.

CanArgo Energy Corporation

By:
Title:

CanArgo Energy Corporation
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT — as tenants by the entireties
JR TEN — as joint tenants with right
of survivorship and not as tenants in common	(Cust) (Minor)
under Uniform Gifts
to Minor Act .
(State)

Additional abbreviations may also be used though not in the above list.
FORM OF ASSIGNMENT
(To be Executed by the Registered Holder if He
Desires to Assign Warrants Evidenced by the
Within Warrant Certificate)
     FOR VALUE RECEIVED                                          hereby sells, assigns and transfers (                    ) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint                                          Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated:	.		.
Signature
Notice: The above signature must correspond with the name as written upon the Face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature Guaranteed:
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

FORM OF ELECTION TO PURCHASE
(To be Executed by the Holder if he Desires to Exercise
the Warrants Evidenced by the Warrant Certificate)
To CanArgo Energy Corporation:
     [The undersigned hereby irrevocably elects to exercise                                          (                                        ) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder,                                                              (                                        ) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $                     and payment of any applicable taxes.
  OR
     [The undersigned hereby irrevocably elects to convert                                          (                                        ) Warrants, evidenced by the within Warrant Certificate, and to acquire Warrant Shares pursuant to the “Net Issue Conversion” provision in Section 4 thereof, and, upon payment of any applicable taxes, to acquire Warrant Shares thereunder.]
     The undersigned hereby warrants and represents that he/it is an “accredited investor” as defined under Rule 501(a) of the Securities Act of 1933, as amended and accordingly the Warrants being exercised and the securities deliverable upon exercise thereof have been registered under the Act or are exempt from registration thereunder.
     Please register the certificates for such share as follows:
Please insert taxpayer identification
Or social security number (if any)                                        .

(Please print name)

(Please print address)
     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be registered in the name of the undersigned at the following address and deliver the Certificate to that address:

(Please print address)
(SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated:	Signature:	.

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If the certificate representing the shares is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.
Signature Guaranteed:                                                                                  .
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.